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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2002.

                          Fog Cutter Capital Group Inc.
               (Exact Name of Registrant as Specified in Charter)


         Maryland                      0-23911                 52-2081138
 (State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)

                1410 SW Jefferson Street, Portland, OR     97201
               (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (503) 721-6500


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ITEM 5. OTHER EVENTS.

         Fog Cutter Capital Group Inc. today announced that its Board of Directors has adopted a Stockholder Rights Plan under which stock purchase rights will be distributed as a dividend to holders of its common stock at the rate of one right for each share of common stock held of record as of the close of business on October 28, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

The following exhibits are filed as part of this report:

         99.1 Summary of Rights to Purchase Shares

         99.2 Press Release dated October 18, 2002


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 18, 2002

                                      FOG CUTTER CAPITAL GROUP INC.



                                      By:    /s/  R. Scott Stevenson
                                          --------------------------------
                                          R. Scott Stevenson
                                          Senior Vice President and Chief
                                          Financial Officer